Exhibit 10.1

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

First Amendment to the Collaboration and License Agreement

This First Amendment to the Collaboration and License Agreement (this “Amendment”) entered into between AcelRx Pharmaceuticals, Inc., a company organized under the laws of the State of Delaware, United States (“AcelRx”), and having a principal place of business at 351 Galveston Drive, Redwood City, CA 94063, United States, and Grünenthal GmbH, a company organized under the laws of Germany (“Grünenthal”), having its registered office at Zieglerstrasse 6, 52078 Aachen, Germany effective as of 17th July 2015 (the “Amendment Effective Date”).

WHEREAS, AcelRx and Grünenthal (the “Parties”) entered into that certain Collaboration and License Agreement dated as of December 16, 2013 (the “Agreement”), and the Parties desire to amend certain aspects of the Agreement, as set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, AcelRx and Grünenthal hereby agree as follows:

1.	The Parties have agreed to amend the Agreement as of the Amendment Effective Date as follows:

a.	Section 1.1 of the Agreement shall be amended and replaced in its entirety to read as follows:

“1.1     “Accessories” shall mean the [*].”

b.	Section 1.15 of the Agreement shall be amended and replaced in its entirety to read as follows:

“1.15     “Assigned Trademarks” shall mean (a) the AcelRx Trademarks that are approved by the EMA and by any other Regulatory Authority in the Territory for use with the Licensed Product upon the grant of the respective Marketing Approval in the Territory, if and when assigned to Grünenthal pursuant to the terms of this Agreement; and (b) for purposes of Sections 14.2, 14.3, 14.4 and 14.5, the Grünenthal Trademarks and Grünenthal Supplemental Trademarks registered or used in connection with the Licensed Products.”

c.	Section 1.42 of the Agreement shall be amended and replaced in its entirety to read as follows:

“1.42 (a) “Dispenser Kit” shall mean a complete kit consisting of 1 Dispenser, 1 Dispenser Cap, 1 Thumb Tag and 1 patient reference sheet (a PRS) for use with or as part of the Device.

1.42(b) “Disposable Components” shall mean the Dispenser Caps and Thumb Tags.”

d.	Section 1.65 shall be amended and replaced in its entirety to read as follows::

“1.65 (a)      “Grünenthal Trademark” shall have the meaning set forth in Section 10.7.

1.65 (b)     “Grünenthal Supplemental Trademarks” shall mean the trademarks, trade names, trade dresses, domain names, logos and brandings, including domain names and design marks, that have been and/or will be obtained by Grünenthal and/or its Affiliates in connection with the Licensed Product, including those that are listed in Exhibit 1.65 (b) .”

e.	Section 1.78 of the Agreement shall be amended and replaced in its entirety to read as follows:

“1.78      “Licensed Product” shall mean (a) AcelRx´s ARX-01 (any and all components thereof, and the system, which as existing as of the Effective Date is described in Exhibit 1.78), and (b) any and all improvements and/or modifications thereof. For clarity, for purposes of this Section 1.78, Licensed Product shall include the Drug, Device, Dispenser, Kit, Disposable Components, Reusable Components, and Accessories, whether sold together or separately.”

f.	Section 1.83 shall be amended and replaced in its entirety to read as follows:

“1.83      “Material Agreements” shall have the meaning set forth in Section 11.2 (j). The Material Agreements identified on the Effective Date and any further Material Agreements further identified by the Parties are listed in Exhibit 1.83.

g.	The last sentence of the second full paragraph of Section 1.89 shall be amended and replaced in its entirety to read as follows:

“For clarity, for purposes of this Section 1.89, the “Licensed Product” shall include the Drug, Device, Reusable Components, Dispenser Kit, Disposable Components and Accessories, whether sold together or separately.”

h.	Section 1.102 of the Agreement shall be amended and replaced in its entirety to read as follows:

“1.102     “Reusables Kit” shall be replaced in its entirety in all uses in this Agreement by the term “Reusable Components” and shall mean the [*].”

i.	Section 2.1(a) shall be amended and replaced in its entirety to read as follows:

“(a)     Technology and AcelRx Trademark Licenses to Grünenthal. Subject to the terms and conditions of this Agreement, including the payment of milestones and royalties hereunder, AcelRx hereby grants and causes its Affiliates to grant to Grünenthal under the AcelRx Technology, the Assigned Patent(s) and the AcelRx Trademarks (i) an exclusive (even as to AcelRx, its Affiliates and Third Parties) license to research (subject to Sections 2.1(c) and 2.3 hereunder), develop (subject to Sections 2.1(c) and 2.3 hereunder), import (subject to Sections 2.1(c) and 2.3 hereunder), use, commercialize, sell, offer for sale the Licensed Product in the Field, in each case in the Territory, and (ii) a co-exclusive (with AcelRx or its Affiliates only) license to Manufacture and have Manufactured, use and import the Licensed Product anywhere in the world solely for use, commercialization, importation, sale or offer for sale in the Field in the Territory by Grünenthal, its Affiliates, Sublicensees and Distributors; provided, that the foregoing licenses to Grünenthal under the AcelRx Trademarks shall end upon assignment of the Assigned Trademark as provided under Section 10.1(c) and the foregoing licenses to Grünenthal under the Assigned Patents shall end upon assignment of the Assigned Patent as provided under Section 10.1(b) (subject to reinstatement in the case of Section 10.2(c)). For the avoidance of doubt, “Licensed Product” as used in this Section 2.1(a), and as applicable in other provisions of this Agreement, refers to and includes all the components of the Licensed Product (e.g. Device, Drug, Dispenser Kit, Disposable Components, Reusable Components and/or Accessories) as well as the system as a whole.”

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

j.	Section 2.1(c) of the Agreement shall be amended and replaced in its entirety to read as follows:

“(c) License to AcelRx. Subject to the terms and conditions of this Agreement, Grünenthal hereby grants and causes its Affiliates to grant to AcelRx:

(i) a royalty-free, fully-paid, exclusive license, with the right to grant sublicenses, under the Grünenthal Technology for AcelRx and its Affiliates:

(A) to commercialize, sell, and offer for sale the Licensed Product for any purpose outside the Field or outside the Territory; and

(B) to Manufacture, have Manufactured, use and import the Licensed Product for any purpose outside the Field; and

(ii) a royalty-free, fully-paid, non-exclusive license, with the right to grant sublicenses, under the Grünenthal Technology for AcelRx and its Affiliates:

(A) to conduct research and development activities with respect to the Licensed Product worldwide but, during the Term, subject to the terms of Article 4 with respect to the Territory, including the limitations imposed by Section 4.3(d); and

(B) to perform AcelRx’s obligations under this Agreement and the Supply Agreement (in the Field in the Territory) but, during the Term, subject to the terms of Article 4 with respect to the Territory, including the limitations imposed by Section 4.3(d); and

(iii) a royalty-free, fully-paid, co-exclusive (with Grünenthal or its Affiliates only) license, with the right to grant sublicenses, under the Grünenthal Technology, the Assigned Patent(s) and the Assigned Trademark(s) for AcelRx and its Affiliates to Manufacture and have Manufactured, use and import the Licensed Product anywhere in the world solely for use, commercialization, importation, sale or offer for sale in the Field in the Territory by Grünenthal, its Affiliates, Sublicensees and Distributors; and

(iv) a royalty-free, fully-paid, non-exclusive license, with the right to grant sublicenses, under the exclusive license granted to Grünenthal pursuant to Section 2.1(a) for AcelRx and its Affiliates to conduct research and development activities with respect to the Licensed Product worldwide but, during the Term, subject to the terms of Article 4 with respect to the Territory, including the limitations imposed by Section 4.3(d).”

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

k.	Section 2.2(a) of the Agreement shall be amended and replaced in its entirety to read as follows:

“(a)     Right to Sublicense and Sub-Contract. Grünenthal shall have the right to sublicense any of its rights granted to it under this Agreement to its Affiliates as and when elected by Grünenthal. Grünenthal shall also have the right to sublicense its rights granted under this Agreement to any Third Parties (who may further sublicense to a Distributor), [*], it being understood that [*]. AcelRx’s review and approval shall [*]. AcelRx shall have thirty (30) days to review and notify Grünenthal [*]. If AcelRx timely notifies Grünenthal in writing [*] within such thirty (30) day period, then Grünenthal shall not enter into such proposed sublicense [*]. [*], provided that [*], as applicable, and shall provide that [*]. Grünenthal shall remain responsible for the performance of its Affiliates, Sublicensees and sub-contractors hereunder. For clarity, Affiliates of Grünenthal to which Grünenthal has sublicensed its rights hereunder may further sublicense consistent with this Section 2.2(a) the same as Grünenthal itself may grant sublicenses consistent with this Section 2.2(a).”

l.	Section 2.8 of the Agreement shall be amended and replaced in its entirety to read as follows:

“2.8 Australia Sub-licensing and Right of Removal. Either Party shall have the right to remove the country of Australia from the Territory immediately upon prior written notice to the other Party if [*]. For clarity, effective upon such written notice from either Party as permitted and contemplated by the foregoing, Australia shall no longer be included in the Territory, neither of this Agreement nor the Supply Agreement, and such notice shall relieve both Parties of obligations with respect to one another relating to Australia.

m.

In Section 5.1(b) of the Agreement, the parenthetical “(e.g. Device, Drug, Dispenser Kit, Reusable Components and Accessories)” shall be amended to add “Disposable Components” to the list within the parenthetical.

n.	In Section 5.1(b) of the Agreement, the second sentence shall be amended and replaced in its entirety to read as follows:

“Grünenthal shall use Commercially Reasonable Efforts to conduct the commercialization activities in accordance with such Commercialization Plan; provided, that for purposes of this Section 5.1(b), Commercially Reasonable Efforts means that Grünenthal shall have [*]”.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

o.	Section 6.2 of the Agreement shall be amended and replaced in its entirety to read as follows:

“6.2     Demo Device. AcelRx shall Manufacture and have Manufactured the Device or other samples of components of the Licensed Product (“Demo Device”) for use in training in accordance with applicable Regulatory Requirements in the Territory, as then in effect for use by Grünenthal (and its Affiliates, distributors or licensees) for sampling or demonstration purposes [*]. In any event, the Parties will discuss and agree upon the nature and quality of the Demo Device, planned quantities and supply of Demo Devices to be delivered to Grünenthal in advance of any Manufacture of Demo Device. Rights to the Demo Devices Manufactured in accordance with Grünenthal’s specifications shall remain with Grünenthal, other than to the extent of AcelRx Technology, provided that AcelRx shall have the right, upon written notice to Grünenthal, to use, Manufacture, commercialize and/or sell all or any portion of such Demo Device outside of the Territory [*] a full-paid, royalty free worldwide license for the non-exclusive right to use, sell, have sold, Manufacture, have manufactured or imported any such Demo Device outside of the Territory.”

p.

In Section 7.2(a), R&D Milestone 7 shall be amended and replaced in its entirety to read as follows (without affecting the terms set forth in the “R&D Milestones” table for the payment of such R&D Milestone 7):

“[*]	[*]”

q.	In Section 7.2(b), the Commercial Milestones 2 and 3 shall be reduced and replaced in its entirety as follows:

“[*]	[*]
[*]	[*]”
(A)

r.	A new Section 7.2 (c) of the Agreement shall be added which shall read as follows:

“7.2(c)          Grünenthal shall pay to AcelRx [*] within thirty (30) days after the [*].”

s.	In Section 7.5 of the Agreement the term “three Business Days” shall be replaced by “fifteen (15) days”, referring to the payment of Royalties accrued following the delivery of the Royalty Report

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

t.	Section 10.7 shall be amended and replaced in its entirety to read as follows:

“10.7     Trademarks; General. The Licensed Product shall be sold in each country of the Territory under the AcelRx Trademark “Zalviso” and if applicable, the related Grünenthal Supplemental Trademarks, unless such AcelRx Trademark is determined to be unacceptable to the respective competent Regulatory Authority for the country/countries of the Territory concerned, in which event AcelRx and Grünenthal will agree on another AcelRx Trademark (the “Alternative AcelRx Trademark”) and upon written agreement by both Parties, Grünenthal may obtain additional Grünenthal Supplemental Trademarks related to such Alternative AcelRx Trademark. If all AcelRx Trademarks are determined to be unacceptable to the respective competent Regulatory Authority in the Territory, then Grünenthal shall have the right to select a trademark owned by Grünenthal (the "Grünenthal Trademark") for use with the Licensed Product in the Territory. Upon request of AcelRx, the Parties shall discuss whether Grünenthal may grant license rights under the Grünenthal Trademark and/or any Grünenthal Supplemental Trademarks to commercialize, sell, offer for sale the Licensed Product outside the Territory and under what terms. Grünenthal shall own the Assigned Trademark(s) in the relevant countries in the Territory, subject to prosecution and maintenance of such AcelRx Trademark with AcelRx's consent, which consent shall not be unreasonably withheld, and subject to Sections 14.2, 14.3, 14.4 and 14.5, as applicable. AcelRx shall provide all reasonable assistance required by Grünenthal in connection therewith. AcelRx will have the right to use the AcelRx Trademarks, Grünenthal Trademarks or Grünenthal Supplemental Trademarks used with the Licensed Product in connection with the supply of Licensed Product to Grünenthal. Grünenthal shall not use the Assigned Trademarks, the Grünenthal Trademarks or the Grünenthal Supplemental Trademarks in connection with (i) the using, promotion, marketing, importing, distributing, selling or offering for sale of any product other than the Licensed Product nor (ii) in connection with using, promoting, marketing, importing, distributing, selling or offering for sale of any product outside the Territory. The Assigned Trademarks shall be used in accordance with the quality guidelines of AcelRx to ensure that the use of such Assigned Trademarks in the Territory is maintained in a manner consistent with the quality standards of AcelRx applicable outside of the Territory.”

u.	The first sentence of Section 10.8 shall be amended and replaced in its entirety to read as follows:

“The Party that owns (the “Trademark Owner”) the applicable Trademark (whether AcelRx Trademarks, Assigned Trademarks, Grünenthal Trademarks or Grünenthal Supplemental Trademarks), shall have the right to take appropriate steps to protect its Trademark from all harmful or wrongful activities of Third Parties in the Territory.”

v.	In Section 16.9 of the Agreement, the AcelRx address for notices shall be amended and replaced in its entirety to read as follows (without affecting the Cooley LLP address for copies):

“To AcelRx:

AcelRx Pharmaceuticals, Inc.

351 Galveston Drive

Redwood City, CA 94063

Attention: Chief Executive Officer

Facsimile: + 1-650-216-6500”

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

w.	The following text and table shall be added to the end of Exhibit 1.38 of the Agreement:

“[*]”

x.     Exhibit 1.1 of the Agreement shall be amended and replaced in its entirety to read as the Exhibit 1.1 attached to this Amendment as of the Amendment Effective Date.

y.     A new Exhibit 1.65(b) shall be added, reading as Exhibit 1.65 (b) attached to this Amendment.

z.     Exhibit 1.83 shall be amended and replaced in its entirety to read as the Exhibit 1.83 attached to this Amendment.

aa.     Exhibit 3.3 of the Agreement shall be amended and replaced in its entirety to read as the Exhibit 3.3 attached to this Amendment.

bb.     All capitalized terms and definitions used in this Amendment shall have the same meaning as defined in the Agreement.

2.

The Agreement continues in full force and effect in accordance with its terms, as amended by this Amendment. Except as expressly set forth in and as contemplated by this Amendment, the Agreement shall not be amended hereby.

3.	This Amendment comes into force as of the date both AcelRx and Grünenthal have executed this Amendment, which shall be as of the date first set forth above.

[Signature Page Follows]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, each Party hereto has executed or caused this Amendment to be executed on its behalf as of the Amendment Effective Date.

AcelRx PHARMACEUTICALS, INC.

By:	/s/ Timothy E. Morris

Name:	Timothy E. Morris

Title:	Chief Financial Officer

GRÜNENTHAL GmbH

By:	/s/ Alberto Grua

Name:	DoH. Alberto Grua

Title:	Member of Corporate Executive Board
CCO EU, AUS, NA & GPS

By:	/s/ Eric Paul Paques

Name:	Prof. Dr. Eric Paul Paques

Title:	CEO

 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 1.1

Accessories:

[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 1.65(b)

Grünenthal Supplemental Trademarks (in any color):

Design marks:

(1*)

(1*) This Grünenthal Supplemental Trademark shall not be an Assigned Trademark nor subject to assignment to AcelRx notwithstanding anything in the Agreement.

and any other design trademark(s) relating to the Licensed Product registered by or on behalf of AcelRx or Grünenthal for the Territory.

Domain names:

1.       zalviso.es

2.       zalviso.co.uk

3.       zalviso.it

4.       zalviso.fi

5.       zalviso.se

6.       zalviso.no

7.       zalviso.dk

8.       zalviso.be

9.       zalviso.nl

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.   zalviso.fr

11.   zalviso.lu

12.   zalviso.ie

13.   zalviso.pt

14.   zalviso.ch

15.   zalviso.at

16.   zalviso.eu

and any other domain names relating to the Licensed Product registered by or on behalf of AcelRx or Grünenthal for the Territory.

 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 1.83

Material Agreements

[*]

 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 3.3

“For Grünenthal:

Corporate Alliance Management and/or Project Management (each of whom shall be separately identified and designated)

For AcelRx:

Alliance Management & Corporate Development (to be separately identified and designated)

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.